SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/AMENDMENT NO. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 13, 2002
China Broadband Corp.
(Exact Name of Registrant as Specified in Its Charter)
Nevada
(State or Other Jurisdiction of Incorporation)
0-28345	72-1381282
(Commission File Number)	(IRS Employer Identification No.)
1002, Building C, Huiyuan Apartment, Asia Game Village, Beijing, China	100101
(Address of Principal Executive Offices)	(Zip Code)
86-10-6499-1255
(Registrant's Telephone Number, Including Area Code)

(Former name or Former Address, if Changed Since Last Report)

Item 1. Changes in Control of Registrant.

Not Applicable

Item 2. Acquisition or Disposition of Assets.

On September 13, 2002, China Broadband Corp., a Nevada corporation (the "Registrant"), sold, indirectly through Big Sky Network Canada Ltd. ("Big Sky Network"), its wholly-owned subsidiary, the Registrants 50% interest in Shenzhen China Merchants Big Sky Network Canada Ltd., ("Shekou joint venture"), its joint venture operation in Shekou, Peoples Republic of China. Winsco International Limited, ("Winsco"), a British Virgin Islands company, agreed to pay an aggregate amount of US$2,280,000 in a series of payments commencing five business days after signing and in stages linked to approvals of Chinese government agencies required to complete the transaction. As of October 28, 2002, the Registrant has received initial payments of US$228,000 and US$684,000. Additional payments of US$684,000, US$570,000 and $114,000 are due to be paid based upon certain events transpiring. The Registrant believes that, should all government approvals be received, that final payment would be received prior to the end of the first quarter of 2003. Net proceeds to the Registrant, after agent's fees and professional fees, will be approximately US$2,000,000.

Under the terms of the sale, Big Sky Network had its representatives resign from the Shekou joint venture board of directors and Big Sky Network will assist Winsco in the transition of operations and management. Winsco assumed operating responsibility for the Shekou joint venture from the date of the agreement. The Registrant has no further interest in the Shekou joint venture.

Item 3. Bankruptcy or Receivership.

Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.

Not Applicable

Item 5. Other Events.

On October 21, 2002, the board of directors granted options exercisable into 5,235,000 shares of common stock of the Registrant to thirteen individuals. One third of these options vested upon grant with each remaining third vesting on the first and second anniversary of the granting. Each option has an exercise price of $0.05 per share and all options expire on October 21, 2007. Of this issuance, Mr. Daming Yang, the Registrant's President, received options for 2,100,000 shares of common stock. The shares underlying the Registrant's stock option plan have not been registered under a Form S-8.

Item 6. Resignations of Registrant's Directors.

Not Applicable.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements

The Pro Forma Condensed Consolidated Balance Sheet of the Registrant at June 30, 2002, reflects the financial position of the Registrant after giving effect to the disposition of the Shekou joint venture, and assumes the disposition took place on June 30, 2002. The Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2002 and the cumulative period from date of inception assume that the disposition occurred on February 1, 2000.

The unaudited pro forma condensed consolidated financial statements have been prepared by the Registrant based upon certain assumptions as disclosed in the footnotes to those financial statements. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Registrant, or of the financial position or results of operations of the Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that in the future the Registrant's financial statements will reflect the disposition only from September 13, 2002.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Registrant.

China Broadband Corp.
(a Development Stage Enterprise)
Pro Forma Condensed Consolidated Balance Sheet at June 30, 2002
(Expressed in United States Dollars)

	Historical	Pro Forma Adjustments	Pro Forma
ASSETS
CURRENT
Cash and cash equivalents (1a)	$376,178	$912,000	$604,178
Current receivables (1a)	89,234	1,368,000	2,141,234
	465,412	2,280,000	2,745,412
Capital Assets
Investment in Shekou joint venture (1b)	1,929,726	(1,929,726)	--
Investment in Chengdu joint venture	--		--
Property and equipment, net	520,544		520,544
Intangible assets			--
Intellectual property	450,000		450,000
	$3,365,682	$350,274	$3,715,956
LIABILITIES
CURRENT
Accounts payable and accrued liabilities (1b)	57,952	228,000	285,952

SHAREHOLDERS' EQUITY
Common stock	80,933		80,933
$0.001 par value, shares authorized: 50,000,000;
shares issued and outstanding: 22,513,801
Additional paid in capital	22,998,342		22,998,342
Deferred compensation	(812,855)		(812,855)
Accumulated deficit (1b)	(18,958,690)	122,274	(18,836,416)
	3,307,730	122,274	3,430,004
	$3,365,682	$350,274	$3,715,956

China Broadband Corp.
(a Development Stage Enterprise)
Pro Forma Condensed Consolidated Statements of Operations & Deficit (Unaudited)
Expressed in United States Dollars
	Six Months Ended			Cumulative Period From Date of Inception
	June 30, 2002			February 1, 2000 to June 30, 2002
		Pro Forma			Pro Forma
	Historical	Adjustments (Note 2)	Pro Forma	Historical	Adjustments (Note 2)	Pro Forma
REVENUE
Internet Services	$54,283		$54,283	$74,862		$74,862
Technical consulting				208,333		208,333
Cost of Sales	(49,352)		(49,352)	(67,684)		(67,684)
	4,931		4,931	215,511		215,511

GENERAL AND
ADMINISTRATIVE EXPENSES	(1,195,659)		(1,195,659)	(10,858,895)		(10,858,895)

IMPAIRMENT OF ASSETS			-	(8,228,623)		(8,228,623)
	(1,190,728)		(1,190,728)	(18,872,007)		(18,872,007)

LOSS IN BIG SKY
NETWORK CANADA LTD.			-	(181,471)		(181,471)
LOSS IN SHEKOU
JOINT VENTURE	(97,180)	97,180	-	(583,283)	583,283	-
LOSS IN CHENGDU
JOINT VENTURE			-	(1,141,793)		(1,141,793)
INTEREST INCOME	1,063		1,063	397,639		397,639

INCOME (LOSS) BEFORE
EXTRAORDINARY ITEM	($1,286,845)	$97,180	($1,189,665)	($20,380,915)	$583,283	($19,797,632)

EXTRAORDINARY ITEM	-		-	1,422,225		1,422,225
NET LOSS	(1,286,845)	97,180	(1,189,665)	(18,958,690)	583,283	(18,375,407)

LOSS PER SHARE BEFORE
EXTRAORDINARY ITEM
Basic and diluted	($0.06)		($0.06)

LOSS PER SHARE
Basic and diluted	($0.06)		($0.06)

SHARES USED IN
COMPUTATION
Basic and diluted	20,990,383		20,990,383

NOTES TO PRO FORMA FINANCIAL INFORMATION

1. Pro Forma Condensed Consolidated Balance Sheet Adjustments

The pro forma condensed consolidated balance sheet assumes that the sale of the Shekou joint venture occurred as of June 30, 2002.

(a) The estimated net cash proceeds at June 30, 2002 resulting from the sale of the Shekou joint venture are shown below:

$ 2,280,000	Sales price.
Less: (1,368,000)	Payments receivable from Winsco
$ 912,000	Estimated net cash proceeds at June 30, 2002

(b) The estimated pre-tax gain resulting from the sale of the Shekou joint venture to Winsco International Limited is as follows:

$2,280,000	Sales price.
Less: (228,000)	Estimated costs resulting directly from the sale, including transaction fees, legal, accounting and professional fees.
$(1,929,726)	Net investment in Shekou joint venture as at June 30, 2002
$122,274	Estimated gain before income taxes

The Corporation did not provide for any income tax effect on the gain because it has experienced an operating loss since inception.

2. Pro Forma Condensed Consolidated Statements of Operations Adjustments

For the six months ended June 30, 2002 and for the cumulative period from date of inception, the pro forma condensed consolidated statements of operations assume that the sale of the Shekou joint venture to Winsco International Limited, occurred as of February 1, 2000. The statements of operations do not include the gain on disposal or costs related to the sale.

(b) Exhibits attached pursuant to Item 601 of Regulations:

Exhibit No.	Description
10.46	Agreement of Cooperative Rights & Interests Assignment between Big Sky Network Canada Ltd. and Winsco International Limited dated September 13, 2002 - English Translation

Item 8. Change in Fiscal Year.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BROADBAND CORP.
(Registrant)
Date:	October 29, 2002	By:	/s/ Matthew Heysel
Matthew Heysel Chairman, Chief Executive Officer and Director